UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K filed February 1, 2016)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 26, 2016

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2225 Centennial Drive

Gainesville, GA 30504

(Address and zip code of principal executive offices)

1-888-661-0225
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on February 1, 2016 (the “Original Form 8-K”) by Authentidate Holding Corp. (“AHC”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, on January 27, 2016, Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (“AEON”) was merged into a newly formed acquisition subsidiary of AHC (the “AEON Acquisition”) pursuant to a definitive Amended and Restated Agreement and Plan of Merger dated January 26, 2016 (the “Merger Agreement”), and as amended on May 31, 2016 (the “Amended Merger Agreement”). The transaction was completed and the merger certificate was filed with the Secretary of State of Georgia on January 27, 2016 and AEON survived the merger as a wholly-owned subsidiary of AHC (collectively, the “Company”). The Original Form 8-K is amended by this Current Report on Form 8-K/A to present certain unaudited pro forma financial information in connection with the AEON Acquisition. AEON’s financial statements were filed as exhibits to the Original Form 8-K and the unaudited pro forma information of the Company and its subsidiaries are filed as exhibits hereto. The foregoing description of the Merger Agreement and the Amended Merger Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Amended Merger Agreement, which were attached as Exhibit 2.1 to the Original Form 8-K and Exhibit 2.1 to that certain Current Report on Form 8-K filed on June 6, 2016, respectively, both of which are incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of AEON as of December 31, 2014 and December 31, 2013 and the related consolidated statements of operations, members’ equity and cash flows for the years ended December 31, 2014 and 2013, the notes to the consolidated financial statements and the independent auditor’s report were filed as Exhibit 99.3 to the Original Form 8-K and are incorporated herein by reference to the Original Form 8-K. The unaudited consolidated balance sheets of AEON as of September 30, 2015 and September 30, 2014, and the related consolidated statements of operations, members’ equity and cash flows for the nine months ended September 30, 2015 and 2014, and the notes to the consolidated financial statements were filed as Exhibit 99.4 to the Original Form 8-K and are incorporated herein by reference to the Original Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Authentidate Holding Corp. and its subsidiaries as of September 30, 2015 and the unaudited pro forma condensed combined statements of operations of Authentidate Holding Corp. and its subsidiaries for the three months ended September 30, 2015 and the year ended June 30, 2015 giving effect to the acquisition of AEON are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K. Exhibits designated with an asterisk (*) are filed herewith.

Exhibit Number	Exhibit Title or Description
23.1	Consent of EisnerAmper, LLP, Independent Registered Public Accounting Firm of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories.*
99.1	Consolidated audited financial statements of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (filed as Exhibit 99.3 to Current Report on Form 8-K filed February 1, 2016).
99.2	Unaudited consolidated financial statements of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (filed as Exhibit 99.4 to Current Report on Form 8-K filed February 1, 2016).
99.3	Unaudited pro forma condensed combined financial statements.*

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Hanif Roshan
Name: Hanif Roshan
Title: Chairman and Chief Executive Officer
Date: November 17, 2016

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
23.1	Consent of EisnerAmper, LLP, Independent Registered Public Accounting Firm of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories.*
99.1	Consolidated audited financial statements of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (filed as Exhibit 99.3 to Current Report on Form 8-K filed February 1, 2016).
99.2	Unaudited consolidated financial statements of Peachstate Health Management LLC, d/b/a AEON Clinical Laboratories (filed as Exhibit 99.4 to Current Report on Form 8-K filed February 1, 2016).
99.3	Unaudited pro forma condensed combined financial statements.*

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